UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2007


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-23651                    95-3539020
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    Of incorporation)                                        Identification No.)


            111 W. Ocean Blvd. 4th Floor,
                Long Beach, CA                                    90802
        (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (562) 624-5200

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     On June 18, 2007, FCG issued a press release announcing the acquisition of Zorch, Inc. The transaction was completed on June 15, 2007. The full text of this press release is furnished as Exhibit 99.1 to this report.

     Key terms of the transaction are as follows:

o FCG paid $2 million in cash at the closing of the transaction, which amount was used to purchase 100% of the outstanding equity of Zorch plus pay off certain indebtedness of Zorch.

o The Zorch stockholders are eligible for additional cash earn-out payments as follows:

     o $1 million is payable in March 2008 if the FirstPoint product generates revenues of $1.2 million in 2007. A pro-rated amount of the $1 million payment will be made if revenues of the product are between $950,000 and $1.2 million.

     o $1 million is payable in August 2008 if the FirstPoint product generates revenues of $4 million in the first half of 2008. A pro-rated amount of the $1 million payment will be made if revenues of the product are between $3.3 million and $4 million.

     o 50% of net income amounts that exceed a 14% operating contribution to the life sciences business from the FirstPoint product; this earn-out is evaluated/paid on an "annual" basis with periods of the second half of fiscal year 2008, fiscal year 2009, fiscal year 2010, and the first quarter of fiscal year 2011.

o The transaction documents contain customary representations, warranties and indemnification rights in favor of FCG.

o The company will incur a one-time charge during the current quarter in recognition of acquired in-process software research and development expenses.

o The acquisition is expected to be neutral to FCG earnings in the second half of 2007 and accretive thereafter.

o FCG is retaining all six members of the Zorch staff, including its chief executive officer, Brad Wright, and its lead business development executive, Daniel O'Connor.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Attached as Exhibit 99.1 to this report is FCG's press releases furnished under Item 7.01 of this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First Consulting Group, Inc.


Date: June 18, 2007                     By: /s/ Michael A. Zuercher
                                            ------------------------------------
                                            Michael A. Zuercher
                                            Senior VP, General Counsel and
                                            Secretary